EXHIBIT 10.1

SIERRA NEVADA CORPORATION **Purchase Order: 55814** **Change Order: 1**

444 SALOMON CIRCLE
Phone (775) 331-0222
Fax (775) 331-4763
SPARKS, NV 89434-9651

Order To: TECHSPHERE SYSTEMS INTERNATIONAL, INC 11558
2055 PHILLIP STREET
COLUMBUS, GA 31903

Contact: MIKE LAWSON Ph: 404-513-4602 Fax: 706-256-2705

ORDER DATE	BUYER	TERMS	FOB	SALES ORDER	SHIP VIA	DELIVER TO
	Jones, Paula	NET 30	ORIGIN		BEST METHOD	JIM MCGINLEY

LINE	ITEM/DESCRIPTION	REV	U/M	DUE DATE	DESIRED DATE	QUANTITY	NET UNIT COST	EXTENDED COST
	Medium Altitude Airship SA-90 as described below: Prime Contract #: W9132V-07-C-0005 This firm fixed price (FFP) order covers delivery of an SA-90 Medium Altitude Airship in accordance with the following: Statement of Work (SOW) entitled "SA-90 Medium Altitude Airship (MAA)", Version 1.1							

SIERRA NEVADA CORPORATION **Purchase Order: 55814** **Change Order: 1**

444 SALOMON CIRCLE
Phone (775) 331-0222
Fax (775) 331-4763
SPARKS, NV 89434-9651

Order To: TECHSPHERE SYSTEMS INTERNATIONAL, INC 11558
2055 PHILLIP STREET
COLUMBUS, GA 31903

Ship To: SIERRA NEVADA CORPORATION
ATTN: RECEIVING, DOCK 2
250-A VISTA BLVD., SUITE 110
Phone (775)849-6528 Fax (775)331-4763
SPARKS, NV 89434-9651

Contact: MIKE LAWSON Ph: 404-513-4602 Fax: 706-256-2705

ORDER DATE	BUYER	TERMS	FOB	SALES ORDER	SHIP VIA	DELIVER TO
	Jones, Paula	NET 30	ORIGIN		BEST METHOD	JIM MCGINLEY

LINE	ITEM/DESCRIPTION	REV	U/M	DUE DATE	DESIRED DATE	QUANTITY	NET UNIT COST	EXTENDED COST
1	SERVICE							

A C K N O W L E D G M E N T R E Q U I R E D

VENDOR: PLEASE SIGN BELOW TO INDICATE ACCEPTANCE OF THE TERMS AND CONDITIONS OF THIS PURCHASE ORDER AND ALL ATTACHMENTS HEREIN. PLEASE MAIL A COPY OF THE SIGNED DOCUMENT TO THE ABOVE ADDRESS OR SEND A FACSIMILE COPY TO (775) 331-4763.

NAME: Billy Robinson

TITLE: CEO

DATE: __________

EXPORT CONTROL:

THE DEPARTMENT OF STATE DIRECTORATE OF DEFENSE TRADE CONTROLS (DDTC) CONTROLS THE EXPORT AND RE-EXPORT OF ANY ITEMS AND RELATED TECHNICAL DATA SPECIFICALLY DESIGNED, MODIFIED, OR CONFIGURED FOR ANY MILITARY, INTELLIGENCE, OR SPACE APPLICATION ON THE UNITED STATES MUNITIONS LIST (USML) THROUGH THE INTERNATIONAL TRAFFIC IN ARMS REGULATIONS (ITAR).

THE RETRANSFER OF ANY ITAR CONTROLLED TECHNICAL DATA TO ANY FOREIGN PERSON (EMPLOYEE OR VISITOR), FOREIGN COMPANY, OR FOREIGN GOVERNMENTAL ORGANIZATION EITHER IN THE UNITED STATES OR ABROAD REQUIRES SPECIFIC APPROVAL FROM THE DDTC PRIOR TO TRANSFER.

SELLER ACKNOWLEDGES THAT THE ARTICLES AND/OR TECHNICAL DATA RECEIVED UNDER THIS PURCHASE ORDER ARE CONTROLLED FOR EXPORT UNDER ITAR. BY ACCEPTING THIS ORDER, SELLER CERTIFIES THAT IT IS ELIGIBLE TO RECEIVE THE ARTICLES AND/OR DATA. ADDITIONALLY, SELLER ACKNOWLEDGES ITS RESPONSIBILITY TO BE COMPLIANT WITH THE ITAR, INCLUDING WHERE APPROPRIATE, THE OBTAINING OF ANY LICENSES OR OTHER APPROVALS NECESSARY TO TRANSFER THE TECHNICAL DATA TO ANY FOREIGN PERSON, COMPANY AND/OR ORGANIZATION.